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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 12, 2005
                                                         ----------------

                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                           0-24948                34-1659805
--------------------------------   ------------------------  -------------------
(State or Other Jurisdiction       Commission File Number    (I.R.S. Employer
    of Incorporation)                                        Identification No.)

               30000 Aurora Road, Solon, Ohio                     44139
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         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

         On January 12, 2005, PVF Capital Corp. (the "Company") announced its unaudited financial results for the three and six months ended December 31, 2004. For more information, reference is made to the Company's press release dated, January 12, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 8.01  OTHER EVENTS
           ------------

         On January 12, 2005, the Company announced that the Company's Board of Directors has declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share and will be payable on January 28, 2005 to the stockholders of record at the close of business on January 21, 2005. For further information see the Company's press release dated January 12, 2005, which is incorporated herein by reference and is filed herewith as Exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

     (a)   Not applicable.


     (b)   Not applicable.


     (c)   The following exhibit is filed herewith:

           Exhibit 99      Press Release dated January 12, 2005






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PVF CAPITAL CORP.



Dated:  January 12, 2004                    By: /s/ John R. Male
                                                --------------------------------
                                                John R. Male
                                                Chairman of the Board and
                                                 Chief Executive Officer
                                                (Duly Authorized Representative)